UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
February 18, 2003
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events.

On February 18, 2003, the Registrant issued a press release announcing several items. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated February 18, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of February 18, 2003.

VESTA INSURANCE GROUP, INC.

By:   /s/   Donald W. Thornton
Its:          Senior Vice President --
              General Counsel and Secretary

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Manager – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

     VESTA SETTLES LITIGATION WITH CINCINNATI

     Company to Report Fourth Quarter Results on February 27, 2003

     BIRMINGHAM, Ala., - February 18, 2003 - Vesta Insurance Group (NYSE: VTA) announced today that it has settled its claim made in 1998 under the previous directors and officers liability insurance policy issued by Cincinnati Insurance Company for $16 million in cash, and all other claims in the litigation with Cincinnati Insurance Company have been dismissed and the litigation has been terminated.

     In addition, Vesta has entered into a new $30 million credit facility with First Commercial Bank of Birmingham, Ala. The agreement, which matures no earlier than June 30, 2005, replaces the previous credit facility with First Commercial.

     Vesta, which previously owned 73% of American Founders Financial Corporation, also announced it has purchased the remaining 27% ownership from the minority owners for $12.9 million. Bob L. Nolen, senior vice president of Vesta Insurance Companies, has been named Chairman and CEO. Management also expects to update its view on the collectibility of certain non performing loans held by American Founders, and report changes, if any, in the carrying value of these loans when it releases fourth quarter and year-end results after the market closes on Thursday, February 27, 2003.

     Vesta also announced that Tambra L. G. Bailie, CPA, has been elected to the Company's Board of Directors. Ms. Bailie spent 21 years with PricewaterhouseCoopers. She was a partner in the Assurance and Business Advisory Services practice with extensive experience in auditing insurance companies and reviewing insurance companies' Securities and Exchange Commission filings.

     About Vesta Insurance Group, Inc.

      Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

     This news release indicates management's beliefs, plans or objectives with respect to earnings for the fourth quarter and 2002. These indications, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance may differ materially from those reflected in these forward-looking statements. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

     # # #